Vessels, Net and Other Fixed Assets, Net	12 Months Ended
Dec. 31, 2013
Vessels, Net and Other Fixed Assets, Net [Abstract]
Vessels, Net and Other Fixed Assets, Net

5.Vessels, Net and Other Fixed Assets, Net

In April and May 2011, the Company acquired from Paragon the Box Voyager, Box Trader and CMA CGM Kingfish for a total consideration of $105,000,000 in cash and 3,437,500 shares of the Company’s common stock.

In May 2011, the Company also acquired from Proplous, a company beneficially owned by the Company’s Chairman, President and Chief Executive Officer, the CMA CGM Marlin for a consideration of $29,500,000 in cash and 1,562,500 shares of the Company’s common stock. In addition, in May 2011, the Company acquired from unaffiliated third parties, the Maule and the Box Queen (formerly the Maersk Diadema and MSC Siena) for a total consideration of $138,875,000.

In June 2011, the Company acquired from an unaffiliated third party the MSC Emma for a consideration of $55,000,000.

On May 14, 2012, Allseas entered into agreements with subsidiaries of Orient Overseas Container Line Ltd. (“OOCL”), which were assigned to the Company in June 2012, to acquire the OOCL Hong Kong, a 1995-built, 5,344 TEU containership that was delivered to the Company on June 25, 2012, and the OOCL China, a 1996-built, 5,344 TEU containership that was delivered to the Company on July 5, 2012, for an aggregate purchase price of $62,310,000 and which include three-year charters to OOCL that commenced upon delivery of the vessels to the Company at a gross daily charter rate of $26,800 per vessel and manning agreements for the three-year period below market rates. The allocation of the aggregate purchase price to the vessels and the attached intangibles using a relative fair value basis resulted in $49,261,117, allocated to vessels’ cost and $13,048,883 allocated to intangible assets (Note 6).

The amounts shown in the accompanying consolidated balance sheets are analyzed as follows:

	Vessel Cost	Accumulated Depreciation	Net Book Value
Balance, January 1, 2012	$374,726,346	$(8,032,751)	$366,693,595
Vessel acquisitions	49,379,525	-	49,379,525
Depreciation	-	(14,967,048)	(14,967,048)
Balance, December 31, 2012	$424,105,871	$(22,999,799)	$401,106,072
Depreciation	-	(15,075,915)	(15,075,915)
Balance, December 31, 2013	$424,105,871	$(38,075,714)	$386,030,157

All the Company’s vessels are first-priority mortgaged as collateral to secure the bank loans discussed in Note 8. No impairment loss was recorded during 2011, 2012 and 2013.

As of December 31, 2012 and 2013, the cost of other fixed assets amounted to $299,922 and consists of computer systems installed on board the vessels to improve their efficiency. Other fixed assets are stated at cost, less accumulated depreciation. Depreciation for other fixed assets is calculated using the straight-line method over the useful life of the assets, which is estimated to be 5 years. Depreciation charged for 2011, 2012 and 2013 amounted to $17,328, $60,232 and $59,982, respectively.